UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 16, 2018

Date of report (Date of earliest event reported)

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA (Address of principal executive offices)	02141 (Zip Code)

Registrant’s telephone number, including area code (617) 714-0360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On April 16, 2018, Leap Therapeutics, Inc. (the “Company”) issued a press release announcing new clinical and nonclinical data presented at the AACR Annual Meeting relating to the Company’s anti-DKK1 monoclonal antibody, DKN-01.  Nonclincal experiments demonstrated the activity of DKK1 inhibition in enhancing innate immunity and the potential for combination with immune checkpoint inhibitors.  The presentation also highlighted the preliminary results from the Company’s dose escalation phase of the clinical study evaluating DKN-01 in combination with Merck’s anti-PD-1 therapy, KEYTRUDA® (pembrolizumab).  The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Leap Therapeutics, Inc. Press Release dated April 16, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Therapeutics, Inc.

Dated: April 16, 2018	By:	/s/ Douglas Onsi
	Name:	Douglas Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and Secretary

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